UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2007

Item 1. Report to Stockholders.

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

SEMI-ANNUAL REPORT

DECEMBER 31, 2007

The Olstein Funds

CONTENTS

3	The Olstein All Cap Value Fund

29	The Olstein Strategic
Opportunities Fund

46	Combined Notes to
Financial Statements

55	Additional Information

THE OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

14	Expense Example

16	Schedule of Investments

22	Statement of Assets
and Liabilities

24	Statement of Operations

25	Statement of Changes
in Net Assets

26	Financial Highlights

THE OLSTEIN ALL CAP VALUE FUND

THE OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR SHAREHOLDERS:

DEEP SEA FISHING IN TURBULENT WATERS

The collapse of the U.S. sub-prime mortgage market in the first half of 2007 triggered a global financial crisis and credit squeeze that has resulted in increased fears about the possibility of a deep recession in 2008 (a recession is technically defined as negative real economic growth for two or more consecutive quarters ).  Constant talk of recession has caused equity markets to react nervously to the slightest bit of macro-economic news during the fourth quarter of 2007, especially to any news related to the financial services sector or restrained spending by U.S. consumers.  Adding further fuel to the fire, beginning in late November 2007, the financial press, securities analysts, investment strategists, and Wall Street economists spent endless hours parsing every bit of holiday retail sales data to tell us that not only was the 2007 holiday shopping season a disappointment but it was further evidence of an inevitable deep recession.   Regarding the health of U.S. financial markets, these same experts, when not spending their time finding unending gloom in retail sales numbers, continue to tell us to pay attention to “what financial institutions are NOT telling us” because they believe that this information is far more important than the actual write-downs for sub-prime related investments and the provisions for expected loan losses that have been realized up to the present time.  The consensus conclusion appears to be that because financial institutions have not specifically stated that “the worst of the crisis is behind us,” there is a lot more trouble to come and therefore investors should avoid the financial sector at all costs.  We disagree with the consensus conclusion and believe that at current price levels the market has already taken into account the additional trouble we foresee, and therefore it is our opinion, that many financial companies are trading at a significant discount to our determination of private market value.

As we start 2008, we believe the “waiting for the other shoe to drop” reasoning further feeds fears of a deep recession as opposed to a mild technical recession and exerts a disproportionate negative effect on the investing public.  The constant barrage of negative news and professional pessimism leave many investors confused and uncertain about their investment plans and strategies.  In this letter, we address some of these concerns by weighing in with our view on the economy; by highlighting several stocks in the Olstein All Cap Value

THE OLSTEIN ALL CAP VALUE FUND

Fund’s portfolio and describing why we believe short-term fear in the current environment have created investment opportunities in these securities.  Finally, we discuss how our investment process focuses on evaluating an individual company’s intrinsic value and potential for capital appreciation under more normalized conditions as opposed to reacting to the short-term negativity currently permeating the environment.

THE CURRENT ENVIRONMENT

While much of the hand-wringing about the economy is understandable given the tightening of credit and mounting pressures on the U.S. consumer (after all, easy credit and expanding consumer spending were primary engines driving growth in the U.S. economy over the past five years), we do not believe a deep recession will take hold (although we do believe we are currently in a slow down and could be in a mild technical recession).  At worst, we expect the slowdown will hamper the economy during the first half of 2008, by which time we believe most questionable loans (and sub-prime related investments) should have worked their way through the financial system.    We believe consumer confidence should begin to improve in the second half of 2008, as the severity of the financial write-downs diminishes, lower interest rates work through the system and the presidential cycle unfolds (bringing greater clarity to economic, fiscal and tax policy).

OUR PORTFOLIO

More important than our opinion as to whether or not we believe the U.S. economy will go into recession, are two other considerations:

1	How well is the Fund’s portfolio positioned to withstand an economic downturn?

2	Is the current climate of fear creating viable investment opportunities that the Fund’s management can act upon?

By responding to both of these important questions, we hope to shed light on why the Fund owns the companies currently in its portfolio.  In the current economic environment, every company in the portfolio is being tested as to the company’s ability to withstand the risk of a recession.  We need to assure ourselves that each company does not have to adopt short-term strategies in order to survive recessionary conditions that are not in its long-term interests and thus reduce its chances of reaching our estimated value when more normal economic conditions prevail.  We assess the risk in three primary ways:

1	by determining the strength of the company’s recent and current financial position – the strength of its balance sheet, quality of earnings and extent of its debt obligations;

THE OLSTEIN ALL CAP VALUE FUND

2	by understanding the company’s business model – the engine that drives the company’s ability to generate free cash flow – its competitive edge and vulnerabilities; and

3	by estimating how the company should perform under both normalized and adverse economic and operating conditions.

Our forensic analysis of the financial statements of every company in the Fund’s portfolio allows us to make reasoned judgments about each company’s financial strength, the quality of its earnings, the probability of success of its current and future strategies, and the expected impact of an economic downturn on projected future cash flows.  When we have a high degree of confidence that a company can withstand an economic downturn without adopting harmful short-term strategies, we then run different scenarios, and assign a probability of the likelihood of each scenario occurring, to determine whether a company’s stock has significantly greater upside potential than downside risk.  In order to realize our values, we need to be in the ballpark regarding our estimates of a company’s future free cash flow and how the market will value the expected future free cash flow (price/cash flow ratio) as the economic environment improves. We tend to adopt a conservative mindset when projecting each company’s earnings and free cash flow.  We believe  the Fund’s process, which  emphasizes downside risk first and foremost, has resulted in a portfolio that is not only well positioned to withstand a recession but also should provide adequate compensation for the patience required over the next six-to-eighteen months for the current short-term negative environment to change.

As to whether the current climate of fear is creating viable investment opportunities, we note that, while not necessarily indicative of future results, many past stock market opportunities were created by either a financial crisis or failure of a major financial institution.  In 1970, the bankruptcy of Penn Central created a run on commercial paper. In 1974, it was the failure of the Franklin National Bank (a $3 billion bank and the largest failure ever to occur up to that time). In 1982, it was the failure of the Penn Square Bank, as well as Mexico teetering on the verge of bankruptcy.  In 1984, it was the government bailout of the Continental Illinois Bank.  In 1990, it was the Savings & Loan crisis, as well as the financial problems of Citigroup.  In 1994, Orange County in California experienced liquidity issues.  In 1998, it was the Asian and Russian financial crises and the failure of the Long-Term Capital Management hedge fund.  Each one of these crises was surrounded by heavy investor pessimism and sentiment that there was no end of trouble in sight, the crisis would continue indefinitely and the market would go further into a tailspin.  In each case, the central banks and financial community took the appropriate steps, the crisis faded into the sunset and stocks were again valued

THE OLSTEIN ALL CAP VALUE FUND

based on long-term fundamentals as opposed to short-term problems coupled with hysteria.  In the current crisis, we believe that the governments and central banks (including the United States Federal Reserve) will  act appropriately to resolve the current economic problems surrounding the sub-prime mortgage meltdown.  Although Federal Reserve Chairman Ben Bernanke has been slow to react, recent interest rate cuts are setting the stage for a potential future economic turnaround.  In the past month, the investing public began to liquidate the so-called recession resistant stocks and severe corrections have occurred in these securities.  The fantasy that internet-related stocks such as Google (an advertising-based business model), mining companies (which depend on growing economies for pricing power), or companies with large amounts of revenues overseas (especially China and India, etc., which export heavily to the U.S.) are immune from recessionary conditions is being disproven at the current time.  In order for the stock market to achieve a bear market low, the psychology of the investment masses has to reach extreme negative readings and the overpriced or so-called recession resistant stocks have to be marked down to realistic levels.  Both of these conditions appear to be unfolding in rapid order.

We are currently identifying investment opportunities in companies that we believe have been over penalized by irrational fear in the market.  Many of the Fund’s current holdings in beat-up sectors, particularly the consumer discretionary and financial sectors, are trading at or near historic lows based on our measures of intrinsic value. Consumer discretionary stocks and financial stocks thrive during periods of declining interest rates and declining inflation.  We believe current economic conditions in combination with government monetary policy should result in a period of declining interest rates and lower inflationary conditions.  While short-term volatility and fears of recession may cause some investors to run in the other direction, we believe “recession risk” is more than adequately built into current stock prices for many companies and the  future earnings power of many of our portfolio companies is not being properly valued because of current fears.  We are having very little trouble finding securities that have fallen to price levels that we believe have been incorrectly discounted for unlikely economic scenarios. We believe these securities offer the potential for above average returns over the next 12-18 months.  However, patience will be required as we wait for companies to demonstrate their ability to generate higher free cash flow under more normalized conditions and for the current negative conditions and psychology to lift.  We are finding value in many sectors; however, we refuse to avoid or underweight financials and consumer discretionary stocks as most market experts and the press are advocating.  By our estimates, we are finding extreme undervaluation in these sectors, as well as undervaluation in technology companies, oil service companies, restaurants and health care companies.

THE OLSTEIN ALL CAP VALUE FUND

We believe it would be informative to discuss several of the companies in which the Fund has established meaningful positions.  Over the past six months, Citigroup experienced material write-offs in sub-prime mortgage investments, replaced the former CEO who many analysts and company observers believe did not show the appropriate leadership in handling the company’s sub-prime related investment exposure, and improved its balance sheet by raising more than $20 billion of capital from sovereign funds (such as Abu Dhabi and Singapore), and former CEO Sanford Weill.  Citigroup has been the subject of many negative articles and has been the subject of daily rumors regarding its financial health and exposure to additional bad investments and loan losses.   In the past six months, the stock has declined from the mid-fifties to its current price of $27 per share.  Despite all the current negative news and speculation surrounding Citigroup, we believe investors are undervaluing the earnings potential of the company, its outstanding international franchise, the impressive credentials of the new CEO and Chairman (as well as their support team) and their outstanding contacts around the globe (which should translate into profitable business opportunities).  The CEO’s decision to consolidate company-sponsored Structured Investment Vehicles was a correct strategic alternative and removed a major source of uncertainty about Citigroup’s financial health.  We believe the recent capital investments in Citigroup are another indication that current prices represent a discount to the company’s intrinsic value.  We would rather invest with the financial experts representing the largest sovereign investment funds in the world (who we believe examined every aspect of Citigroup’s books as part of their due diligence) than with the analysts recommending the short sale of Citigroup at current prices.  We wrote a letter to the new CEO of Citigroup requesting that the company implement a 30-40% dividend cut and congratulated him on his quick decision to consolidate the outstanding Structured Investment Vehicles underwritten by Citigroup.  We view management’s decision to cut Citigroup’s dividend by 40% as a wise move and a positive action under the current circumstances.  The dividend cut was necessary to preserve capital in the short run and can be reinstated at a later date.   The dividend cut should result in capital savings of $4-5 billion a year and still provide shareholders with an approximate 5% dividend yield at current prices.   We believe Citigroup has the ability to re-establish the dividend at 2007 levels within 24 months, based on our expected earnings power in 2009 and going forward.  After performing a thorough and detailed analysis of Citigroup’s current and past financial statements and footnotes, we believe the company is capable of earning $4.00 or more a share in 2009.  In reaching our conclusions, we conservatively assumed provisions for losses of $81.0 billion between 2007 and 2009 (which averaged $8 billion a year in the recent past) and write-offs of $50 billion over the same time period.  The

THE OLSTEIN ALL CAP VALUE FUND

aforementioned provisions and write-offs would produce a reserve for bad debts of 5.3% of estimated loans outstanding by year-end 2009 (compared to a reserve percentage of 1.7% in the recent past).   If our assumptions about Citigroup’s future cash generating power are correct, we expect Citigroup’s shares to be valued at $45.00 to $50.00 by mid 2009, which would represent an 80% to 100% return to the Fund over the next 18 months.   We believe the current price of Citigroup is unrealistic relative to its long-term potential and are ready to endure short-term pain for the potential long-term gain.

Within the consumer discretionary sector, we are finding compelling values, particularly within the retailing industry.  Fear of recession is one of the major reasons that JC Penney common stock has fallen from an intra-day high of over $87 less than one year ago to a current level of under $40.   According to conventional wisdom, JC Penney, a mid-line retailer, is just beginning to feel the effects of a middle class slow down, and has embarked on an aggressive store expansion program at exactly the wrong time.  We, however, contend that even in a recession, JC Penney’s earnings power should reach $3.75 a share and the company should be, in our opinion, worth $56 per share by mid 2009.  There are several value-enhancing catalysts that we expect to drive earnings power in 2008.  The new “American Living” concept being rolled out in over 600 stores looks promising.  Also, we expect the company’s conservative inventory management and strong Internet business growth to be key drivers of enhanced profitability this year.  We also believe the company could significantly reduce capital spending and make better use of its free cash flow with an aggressive stock buy back.   It is our belief that these catalysts would more than offset a potential slow down in sales from a consumer-led recession.  JC Penney is a world class retailer with world class management. Unfortunately, it is being grouped together with average retailers.  The stock price is suggesting JC Penney could become a long term casualty of a consumer-led slow down.  We firmly disagree with this premise.

Cisco is another company that, in our opinion, also has become materially undervalued.  We recently added to our position in this well-managed leader in expanding Internet capacity.  We believe Cisco continues to represent outstanding value despite the market’s disappointment with management’s recent prediction that growth would slow from mid-double digits to low-double digits. The Fund has profited from its initial purchase of Cisco in 2005 and hopes to profit further from the company’s strong worldwide technological excellence and ability to provide the equipment necessary to add to the Internet backbone in order to satisfy the thirst for worldwide video capability.  We believe the company’s low-double digit growth potential is not being properly valued by the market place.

THE OLSTEIN ALL CAP VALUE FUND

Whenever company fundamentals change in a way that indicates that we have erred in our valuation (based on our estimates of future free cash flow), we liquidate our position.  On the other hand, we do not sell stocks if we believe downward momentum is due to a combination of short-term conditions and/or crowd hysteria.

RECENT RESULTS

The Fund declined 3.43% in the calendar year ended December 31, 2007 compared to a return of 5.49% for the S&P 500 Index over the same time period.  We were negatively affected by our early initial investments in financial and consumer discretionary stocks such as Citigroup, Macy’s, Harley Davidson and Morgan Stanley.  The Fund was helped by the investments in Cisco, Hewlett Packard (recently liquidated), Microsoft and Halliburton.

As previously stated, we are currently identifying investment opportunities in companies that we believe have been over penalized by irrational market psychology with many of the Fund’s holdings (particularly in the Consumer Discretionary and Financial sectors) currently trading at or near historic lows based on our measure of intrinsic value.  Despite the current environment, this business continues to energize us and you will continue to have our full dedication to achieving the Fund’s long term objectives.  Our investments are alongside yours.

Sincerely,

Robert A. Olstein	Richard A. Begun
Chairman,	Co-Portfolio Manager
Chief Investment Officer and
Head Portfolio Manager

The performance data quoted represents past performance and does not guarantee future results.  The returns mentioned do not reflect deduction of the Olstein All Cap Value Fund’s 1% maximum contingent deferred sales charge (“CDSC”) for Class C shares imposed when an investor redeems Class C shares within the first year of purchase.  The Olstein All Cap Value Fund’s Class C average annual return for the ten-year, five-year, and one-year periods ended 12/31/07, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 11.04%, 11.43%, and (4.24)%, respectively.  As of 6/30/07, the expense ratio for the Olstein All Cap Value Fund Class C was 2.21%.  Expense ratios for other share classes will vary.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less

THE OLSTEIN ALL CAP VALUE FUND

than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

THE OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Fund’s Class C shares at the Fund’s inception date of September 21, 1995, with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distribution. ( See “Details.”)

	Value of Shares Owned		Value of Shares Owned
	if Initial Investment		if Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	12/31/01	35,340
9/30/95	10,010	3/31/02	38,259
12/31/95	10,261	6/30/02	33,797
3/31/96	10,882	9/30/02	25,870
6/30/96	11,462	12/31/02	28,529
9/30/96	11,713	3/31/03	26,226
12/31/96	12,760	6/30/03	31,448
3/31/97	13,327	9/30/03	33,797
6/30/97	14,602	12/31/03	38,853
9/30/97	17,250	3/31/04	40,870
12/31/97	17,205	6/30/04	41,297
3/31/98	19,851	9/30/04	39,043
6/30/98	18,468	12/31/04	43,146
9/30/98	15,499	3/31/05	42,640
12/31/98	19,788	6/30/05	42,302
3/31/99	20,717	9/30/05	43,749
6/30/99	25,365	12/31/05	44,350
9/30/99	23,675	3/31/06	46,566
12/31/99	26,692	6/30/06	44,242
3/31/00	28,170	9/30/06	46,836
6/30/00	28,899	12/31/06	50,755
9/30/00	30,596	3/31/07	51,862
12/31/00	30,142	6/30/07	55,536
3/31/01	30,207	9/30/07	53,029
6/30/01	36,192	12/31/07	49,012
9/30/01	28,213

THE OLSTEIN ALL CAP VALUE FUND

Details
The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the ten-year, five-year, and one-year periods ended 12/31/07, assuming reinvestment of dividends and capital gain distributions and deduction of the maximum CDSC of 1.0% if shares are redeemed within one year of purchase, was 11.04%, 11.43% and (4.24)%, respectively.  As of 06/30/2007, the expense ratio for the Olstein All Cap Value Fund Class C was 2.19%.  Expense ratios for other share classes will vary. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end please go to our Website at www.olsteinfunds.com.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  Not FDIC insured / Not bank-guaranteed / May lose value

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The S&P 500® Index is not an investment product available for purchase.

For a complete listing of the Olstein All Cap Value Fund’s portfolio holdings, please see the Schedule of Investments starting on page 16.  The references to securities are not buy or sell recommendations.  The references are intended to be descriptive examples of the Fund’s investment philosophy.  Do not make investments based on the preceding securities referenced.

The preceding commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s Website at www.olsteinfunds.com.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Expense Example as of December 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 – December 31, 2007.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/07	12/31/07	7/1/07 – 12/31/07
Actual
Class C	$1,000.00	$882.50	$10.41
Adviser Class	1,000.00	885.90	6.87
Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,014.08	$11.14
Adviser Class	1,000.00	1,017.85	7.35

*
Expenses are equal to the Fund’s annualized expense ratio of 2.20% and 1.45% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
December 31, 2007

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Schedule of Investments as of December 31, 2007 (Unaudited)

COMMON STOCKS – 96.5%

AUTOMOBILES – 1.7%	Shares	Value
Harley-Davidson, Inc.	535,800	$25,027,218

BUSINESS SERVICES – 0.8%
Hewitt Associates, Inc. – Class A (a)	292,700	11,207,483

CAPITAL MARKETS – 9.1%
The Blackstone Group LP	639,000	14,141,070
The Charles Schwab Corporation	757,700	19,359,235
The Goldman Sachs Group, Inc.	112,000	24,085,600
Legg Mason, Inc.	328,000	23,993,200
Morgan Stanley	609,400	32,365,234
Waddell & Reed Financial, Inc. – Class A	491,500	17,738,235
		131,682,574

CASINOS & GAMING – 1.6%
Boyd Gaming Corporation	682,600	23,256,182

COMMERCIAL SERVICES & SUPPLIES – 2.4%
Avery Dennison Corporation	232,200	12,339,108
Korn/Ferry International (a)	101,200	1,904,584
Pitney Bowes Inc.	535,900	20,385,636
		34,629,328

COMMUNICATIONS EQUIPMENT – 4.4%
Cisco Systems, Inc. (a)	863,300	23,369,531
CommScope, Inc. (a)	438,100	21,558,901
Motorola, Inc.	1,152,000	18,478,080
		63,406,512

COMPUTERS & PERIPHERALS – 4.9%
Apple Computer, Inc. (a)	85,500	16,935,840
Dell Inc. (a)	1,288,500	31,581,135
International Business Machines Corporation	203,400	21,987,540
		70,504,515

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.5% – continued

CONSTRUCTION & ENGINEERING – 2.0%	Shares	Value
Quanta Services, Inc. (a)	1,107,200	$29,052,928

CONSUMER FINANCE – 4.2%
American Express Company	622,200	32,366,844
Capital One Financial Corporation	608,500	28,757,710
		61,124,554

DIVERSIFIED FINANCIAL SERVICES – 2.5%
Citigroup Inc.	1,012,300	29,802,112
Moody’s Corporation	193,800	6,918,660
		36,720,772

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.5%
Tyco Electronics Ltd. (c)	570,225	21,172,454

ENERGY EQUIPMENT & SERVICES – 4.3%
Halliburton Company	787,800	29,865,498
Helix Energy Solutions Group Inc. (a)	790,600	32,809,900
		62,675,398

HEALTH CARE EQUIPMENT & SUPPLIES – 5.6%
Baxter International Inc.	126,600	7,349,130
Boston Scientific Corporation (a)	2,296,500	26,708,295
Covidien Limited (c)	737,325	32,656,124
Zimmer Holdings, Inc. (a)	216,600	14,328,090
		81,041,639

HEALTH CARE PRODUCTS – 1.2%
Johnson & Johnson	261,100	17,415,370

HEALTH CARE PROVIDERS & SERVICES – 5.8%
DaVita, Inc. (a)	230,200	12,971,770
Quest Diagnostics Incorporated	499,100	26,402,390
UnitedHealth Group Incorporated	508,700	29,606,340
WellPoint Inc. (a)	164,700	14,449,131
		83,429,631

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.5% – continued
HOUSEHOLD DURABLES – 0.1%	Shares	Value
Blount International, Inc. (a)	85,000	$1,046,350

INDUSTRIAL CONGLOMERATES – 4.5%
3M Co.	140,100	11,813,232
Teleflex Incorporated	494,200	31,139,542
Tyco International Ltd. (c)	570,225	22,609,421
		65,562,195

INSURANCE – 3.3%
Genworth Financial, Inc. – Class A	1,044,200	26,574,890
W. R. Berkley Corporation	738,800	22,023,628
		48,598,518

MACHINERY – 1.7%
Watts Water Technologies, Inc. – Class A	836,500	24,927,700

MEDIA – 3.0%
Live Nation, Inc. (a)	1,448,400	21,030,768
The Walt Disney Company	693,200	22,376,496
		43,407,264

MULTILINE RETAIL – 4.1%
J. C. Penney Company, Inc.	463,300	20,380,567
Macy’s, Inc.	1,496,700	38,719,629
		59,100,196

OFFICE ELECTRONICS – 1.1%
Xerox Corporation (a)	1,024,700	16,589,893

OIL & GAS – 1.8%
Valero Energy Corporation	379,200	26,555,376

PAPER & FOREST PRODUCTS – 1.6%
Neenah Paper, Inc. (b)	811,900	23,666,885

RESTAURANTS – 6.5%
Burger King Holdings Inc.	730,200	20,818,002
The Cheesecake Factory Incorporated (a)	1,172,800	27,807,088

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.5% – continued

RESTAURANTS – 6.5% – continued	Shares	Value
Denny’s Corp. (a) (b)	7,772,100	$29,145,375
McDonald’s Corporation	271,250	15,979,338
		93,749,803

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 0.9%
Intel Corporation	487,300	12,991,418

SOFTWARE – 1.5%
Microsoft Corporation	609,300	21,691,080

SPECIALTY RETAIL – 13.0%
American Eagle Outfitters, Inc.	1,159,500	24,082,815
Collective Brands, Inc. (a)	1,291,200	22,453,968
Foot Locker, Inc.	2,135,000	29,164,100
The Gap, Inc.	754,500	16,055,760
The Home Depot, Inc.	977,600	26,336,544
Lowe’s Companies, Inc.	826,900	18,704,478
Office Depot, Inc. (a)	1,367,100	19,016,361
RadioShack Corporation	1,073,600	18,100,896
The TJX Companies, Inc.	485,800	13,957,034
		187,871,956

TEXTILES, APPAREL & LUXURY GOODS – 1.4%
Carter’s, Inc. (a)	1,038,900	20,102,715

TOTAL COMMON STOCKS (Cost $1,381,746,408)		1,398,207,907

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

SHORT-TERM INVESTMENTS – 4.4%
MUTUAL FUND – 0.3%	Shares	Value
First American Prime Obligations Fund – Class I	3,901,604	$3,901,604

U.S. GOVERNMENT AGENCY OBLIGATIONS – 4.1%	Principal Amount
Federal Home Loan Bank:
4.08%, due 01/02/2008	$29,833,000	29,829,621
3.24%, due 01/03/2008	29,320,000	29,314,725
		59,144,346
TOTAL SHORT-TERM INVESTMENTS (Cost $63,045,950)		63,045,950

TOTAL INVESTMENTS – 100.9%
(Cost $1,444,792,358)		1,461,253,857
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(12,882,863)
TOTAL NET ASSETS – 100.0%		$1,448,370,994

(a)	Non-income producing security.
(b)	Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer.
(c)	U.S. Dollar-denominated foreign security.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

The Olstein All Cap Value Fund
Statement of Assets and Liabilities as of December 31, 2007 (Unaudited)

Assets:
Investments, at value:
Investments in securities of unaffiliated issuers
(cost $1,382,794,139)	$1,408,441,597
Investments in securities of affiliated issuers
(cost $61,998,219) (See Note 8)	52,812,260
Total investments (cost $1,444,792,358)	1,461,253,857
Receivable for securities sold	1,601,978
Receivable for capital shares sold	560,813
Dividends and interest receivable	792,868
Other assets	104,416
Total Assets	1,464,313,932

Liabilities:
Payable for securities purchased	4,118,683
Payable for capital shares redeemed	6,916,805
Distribution expense payable	2,982,715
Payable to Investment Manager (See Note 5)	1,262,795
Accrued expenses and other liabilities	661,940
Total Liabilities	15,942,938
Net Assets	$1,448,370,994

Net Assets Consist of:
Capital stock	$1,381,215,056
Accumulated net realized gain on investments sold	50,694,439
Net unrealized appreciation on investments	16,461,499
Total Net Assets	$1,448,370,994

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$1,210,590,756
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	85,792,207
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$14.11

ADVISER CLASS:
Net Assets	$237,780,238
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	15,390,452
Net asset value, offering and redemption price per share	$15.45

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Operations

For the Six Months Ended
December 31, 2007
(Unaudited)
Investment Income:
Dividend income:
Dividend income from securities of unaffiliated issuers	$10,406,310
Dividend income from securities of affiliated issuers (See Note 8)	—
Interest income	1,887,677
Total investment income	12,293,987

Expenses:
Investment management fee (See Note 5)	8,334,453
Distribution expense – Class C (See Note 6)	6,945,405
Distribution expense – Adviser Class (See Note 6)	347,262
Shareholder servicing and accounting costs	869,533
Administration fee	405,791
Professional fees	124,809
Reports to shareholders	71,483
Trustees’ fees and expenses	74,903
Custody fees	62,938
Federal and state registration	54,066
Other	35,272
Total expenses	17,325,915
Net investment loss	(5,031,928)

Realized and Unrealized Gain (Loss) on Investments:
Realized gain (loss) on:
Investments of unaffiliated issuers	117,688,652
Investments of affiliated issuers (See Note 8)	(1,525,877)
Change in unrealized appreciation/depreciation on investments	(316,902,223)
Net realized and unrealized loss on investments	(200,739,448)
Net Decrease in Net Assets Resulting from Operations	$(205,771,376)

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2007	Year Ended
	(Unaudited)	June 30, 2007
Operations:
Net investment loss	$(5,031,928)	$(10,385,626)
Net realized gain (loss) on:
Investments of unaffiliated issuers	117,688,652	251,875,307
Investments of affiliated issuers (See Note 8)	(1,525,877)	1,312,058
Change in unrealized appreciation/depreciation on investments	(316,902,223)	146,308,075
Net increase (decrease) in net assets resulting from operations	(205,771,376)	389,109,814

Distributions to Class C Shareholders
from Net Realized Gains	(210,144,851)	(105,154,994)

Distributions to Adviser Class Shareholders
from Net Realized Gains	(38,555,748)	(20,077,075)

Net increase (decrease) in net assets from
Fund share transactions (Note 7)	89,752,732	(87,343,843)

Total Increase (Decrease) in Net Assets	(364,719,243)	176,533,902

Net Assets:
Beginning of period	1,813,090,237	1,636,556,335
End of period	$1,448,370,994	$1,813,090,237

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Class C

	For the		For the	For the	For the	For the		For the	For the
	Six Months		Year	Year	Year	Period		Year	Year
	Ended		Ended	Ended	Ended	Ended		Ended	Ended
	Dec. 31,		June 30,	June 30,	June 30,	June 30,		Aug. 31,	Aug. 31,
	2007		2007	2006	2005	2004 (4)		2003	2002
	(Unaudited)
Net Asset Value –
Beginning of Period	$19.05		$16.37	$17.54	$17.40	$14.45		$12.34	$15.51

Investment Operations:
Net investment loss(1)	(0.06)		(0.13)	(0.12)	(0.18)	(0.13)		(0.14)	(0.18)
Net realized and unrealized
gain (loss) on investments	(2.05)		4.18	0.94	0.60	3.08		2.25	(1.79)
Total from
investment operations	(2.11)		4.05	0.82	0.42	2.95		2.11	(1.97)
Distributions from
net realized
gain on investments	(2.83)		(1.37)	(1.99)	(0.28)	—		—	(1.20)
Net Asset Value –
End of Period	$14.11		$19.05	$16.37	$17.54	$17.40		$14.45	$12.34

Total Return‡	(11.75	)%*	25.53%	4.59%	2.43%	20.42	%*	17.10%	(13.86)%
Ratios (to average net assets)/
Supplemental Data:
Expenses (2)	2.20	%**	2.19%	2.19%	2.17%	2.16	%**	2.23%	2.18%
Net investment loss	(0.73	)%**	(0.73)%	(0.69)%	(1.03)%	(1.00	)%**	(1.16)%	(1.21)%
Portfolio turnover rate (3)	54.95%		79.57%	59.44%	68.46%	52.45%		79.55%	81.86%
Net assets at end of
period (000 omitted)	$1,210,591		$1,508,138	$1,355,960	$1,473,175	$1,556,190		$1,194,726	$1,020,455

‡	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)
The expense ratio includes dividends on short positions where applicable.  The ratio of dividends on short positions for the periods ended June 30, 2005, August 31, 2003 and 2002 was 0.00%, 0.02% and 0.01%, respectively. There were no dividends on short positions for the periods ended December 31, 2007, June 30, 2007, June 30, 2006 and June 30, 2004.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year end to June 30.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the	For the	For the	For the	For the		For the	For the
	Six Months	Year	Year	Year	Period		Year	Year
	Ended	Ended	Ended	Ended	Ended		Ended	Ended
	Dec. 31,	June 30,	June 30,	June 30,	June 30,		Aug. 31,	Aug. 31,
	2007	2007	2006	2005	2004 (4)		2003	2002
	(Unaudited)
Net Asset Value –
Beginning of Period	$20.49	$17.39	$18.38	$18.09	$14.93		$12.66	$15.77
Investment Operations:
Net investment
income (loss)(1)	0.00	0.00	0.01	(0.05)	(0.03)		(0.05)	(0.07)
Net realized and unrealized
gain (loss) on investments	(2.21)	4.47	0.99	0.62	3.19		2.32	(1.84)
Total from
investment operations	(2.21)	4.47	1.00	0.57	3.16		2.27	(1.91)
Distributions from
net realized
gain on investments	(2.83)	(1.37)	(1.99)	(0.28)	—		—	(1.20)
Net Asset Value –
End of Period	$15.45	$20.49	$17.39	$18.38	$18.09		$14.93	$12.66

Total Return	(11.41)%‡	26.48%	5.40%	3.18%	21.17	%‡	17.93%	(13.21)%
Ratios (to average net assets)/
Supplemental Data:
Expenses (2)	1.45%*	1.44%	1.44%	1.42%	1.41	%*	1.48%	1.43%
Net investment income (loss)	0.02%*	0.02%	0.06%	(0.28)%	(0.25	)%*	(0.41)%	(0.46)%
Portfolio turnover rate (3)	54.95%	79.57%	59.44%	68.46%	52.45%		79.55%	81.86%
Net assets at end of
period (000 omitted)	$237,780	$304,952	$280,596	$413,800	$451,620		$350,583	$356,839

‡	Not annualized.
*	Annualized.
(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)
The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the periods ended June 30, 2005, August 31, 2003 and 2002 was 0.00%, 0.02% and 0.01%, respectively. There were no dividends on short positions for the periods ended December 31, 2007, June 30, 2007, June 30, 2006 and June 30, 2004.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year end to June 30.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

30	Letter to Shareholders

35	Expense Example

37	Schedule of Investments

40	Statement of Assets
and Liabilities

42	Statement of Operations

43	Statement of Changes
in Net Assets

44	Financial Highlights

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDER:

Throughout 2007, financial markets experienced considerable difficulties brought on by the collapse of the U.S. sub-prime mortgage market.  While the preponderance of financial news has been and continues to be bad, several factors have exerted a significant negative effect on the equity markets: namely, the sub-prime meltdown has triggered a full-blown credit crunch, a banking crisis and growing fears of the U.S. economy falling into recession.  Over the past six months, these factors have combined to create a level of uncertainty that equity markets abhor, resulting in extreme market volatility.

The Olstein Strategic Opportunities Fund invests in the common stocks of small-to-mid-cap companies that we believe are selling at a significant discount to intrinsic value and in which catalysts and/or strategic alternatives have been identified which, in our opinion, would remove the impediment to the realization of private market value.  While the stocks of small- to mid-size companies are often more volatile than those of larger companies under favorable market conditions, smaller companies experiencing temporary problems tend to be substantially penalized during times of overall economic and market uncertainty.  We believe that the market’s unpredictability and volatility could provide a rare opportunity to invest in new ideas and to build on existing positions that offer significant long-term appreciation potential.  Indeed, some companies’ stocks are at the cheapest levels we have seen in nearly a decade.  During the quarter ended December 31, 2007, Class A shares of the Fund had a return of (7.06)% compared to a return of (4.32)% for the Russell 2500 Index® and a return of (3.33)% for the S&P 500 Index® during the same time period.  For the calendar year ended December 31, 2007, Class A shares of the Fund declined 5.17% compared to a return of 1.38% for the Russell 2500 Index and 5.49% for the S&P 500 Index over the same time period.  Holdings which were significant contributors to the Fund’s performance for 2007 include Hewitt Associates, RadioShack Corporation, Columbus McKinnon Corporation and Burger King Holdings.  Detractors

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

from performance in 2007 included the Fund’s holdings in Stein Mart, Penn National Gaming, Office Depot Inc. and CommScope Inc.

Uncertainty often results in irrational behavior of short-term investors and speculators who seem to trade on the ebb and flow of sentiment, thus causing greater volatility and making it challenging for long-term investors to stay focused on company fundamentals. Our investment philosophy focuses on identifying undervalued companies with clean accounting, free cash flow and solid balance sheets.  We arrive at our intrinsic value after performing a forensic analysis of a company’s financial reports and filings.  Unfortunately, for the present time, every tidbit of economic news currently dominates the headlines and leads to hand-wringing and further negativity regarding the current economic environment.  We believe that for many sound companies, the current and expected bad news may already be reflected in the price of their stocks.  It is worth remembering that, at a certain point the economic news no longer dominates the headlines and company-specific factors play the greater role in investment decisions. We acknowledge that we may have underperformed during these uncertain current conditions, but we believe current prices are sowing the seeds to carry us through this volatile period to a more prosperous future.  We thought it would be helpful to discuss several of the portfolio’s holdings to demonstrate elements of our process as well as how we identify future investment opportunities created by recent market turmoil.

We have continued to purchase Teleflex Incorporated stock even in this difficult time.  Teleflex was founded in 1938 and produces specialty engineered products for commercial, medical, and aerospace industries on a global scale.

The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Class A return as of 12/31/07 for the one-year period and since inception date of 11/01/06 assuming deduction of the Olstein Strategic Opportunities Class A maximum sales charge of 5.50% was (10.37)% and (6.24)% respectively.  As of 6/30/07, the gross expense ratio for the Olstein Strategic Opportunities Fund Class A Share was 3.24% and the net expense ratio was 1.63% after contractual expense waiver and/or reimbursement, including 3 basis points for Acquired Fund Fees and Expenses as disclosed in the Fund’s prospectus.  Expense ratios for other share classes will vary.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our Website at www.olsteinfunds.com.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  Not FDIC insured / Not bank-guaranteed / May lose value.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Teleflex operates a medical segment, which produces disposable medical products used in anesthetics, respiratory care, and urology; and an aerospace segment, which provides repair products and services for flight and ground-based turbine engines, machined components, spare parts, and other basic necessities used throughout the aerospace industry.  While the medical segment produces very steady, counter-cyclical cash flow, the aerospace segment, while not as volatile as the whole of the aerospace industry, is nonetheless more sensitive to macro-economic conditions. With the recent strategic purchase of Arrow Medical and the announced disposal of the company’s non-core auto business (the company recently closed on its sale of its automotive business, using the proceeds to pay down debt), the non-cyclical medical segment will represent over 75% of the company’s earnings.  Yet, the company is still viewed and priced like a cyclical industrial company tied to the aerospace and auto market. As the company’s earnings and free cash flow become more “predictable,” we anticipate normalized free cash flow of over $5.00 per share.

During the fourth quarter, we added Dress Barn to the portfolio.  We believe Dress Barn is a victim of short-term irrationality in the current environment.  The company’s stock traded as high as $23 per share on May 31, 2007 and is currently trading around $10.  We believe that the current price level does not recognize the company’s true value. Dress Barn was founded in 1962 and operates a chain of women’s apparel specialty stores in the U.S. under the names Dress Barn, Dress Barn Women (which carries plus sizes exclusively) and Maurices.  Over 95% of its merchandise is private label, which gives Dress Barn the ability to control the fashion in its 1,400+ stores.  We find it hard to believe that after almost 40 years of being in business that management has just lost it.  Dress Barn stock is attractive due to its experienced management team with a good track record, large 25% insider ownership, a net cash balance sheet, solid business strategy and a long conservative operating history.  We believe that in a normal environment, Dress Barn is capable of producing over $1.40 per share in free cash flow.  At current prices, Dress Barn generates a 14% free cash flow yield, and sells for less than eight times normalized earnings.

While we do not make macro-economic forecasts specifically, we believe that current woes are not permanent.  More importantly, we believe that prudent management teams armed with the right business strategy and a robust balance sheet should deliver higher returns with less risk, even through difficult times.  Our job is to sift through current market psychology to find jewels that have been thrown out with the trash.  We believe that as the current high level of uncertainty returns to normalcy, our portfolio of jewels should be priced appropriately.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

We appreciate your trust and our investment is along side yours.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman,
Chief Investment Officer and
Co-Portfolio Manager

Details
An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. Investing in a nondiversified, narrowly focused fund may entail greater risks than is normally associated with more widely diversified funds. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s Website at www.olsteinfunds.com. Not FDIC insured / Not bank-guaranteed / May lose value. Olstein Capital Management, L.P. – Distributor

Member FINRA

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The S&P 500® Index is not an investment product available for purchase.

The Russell 2500® Index is an unmanaged index created by The Russell Investment Group.  The Russell 2500® is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500® includes the smallest 2500 securities in the Russell 3000®.  The Russell 2500® Index is not an investment product available for purchase.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

For a complete listing of the Olstein Strategic Opportunities portfolio holdings, please see the Schedule of Investments starting on page 37.  The references to securities are not buy or sell recommendations.  The references are intended to be descriptive examples of the Fund’s investment philosophy.  Do not make investments based on the securities referenced above.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Expense Example as of December 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 – December 31, 2007.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/07	12/31/07	7/1/07 – 12/31/07
Actual
Class A	$1,000.00	$822.00	$7.33
Class C	1,000.00	819.40	10.75
Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,017.09	$8.11
Class C	1,000.00	1,013.32	11.89

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/366.

Allocation of Portfolio Assets as a percentage of investments
December 31, 2007

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Schedule of Investments as of December 31, 2007 (Unaudited)

COMMON STOCKS – 95.2%

BUSINESS SERVICES – 4.6%	Shares	Value
Barrett Business Services, Inc.	32,000	$576,320
Hewitt Associates, Inc. – Class A (a)	7,000	268,030
		844,350

CASINOS & GAMING – 2.4%
Boyd Gaming Corporation	13,000	442,910

COMMERCIAL BANKS – 0.9%
Umpqua Holdings Corporation	10,700	164,138

COMMERCIAL SERVICES & SUPPLIES – 0.7%
Metalico Inc. (a)	11,900	128,996

COMMUNICATIONS EQUIPMENT – 2.2%
CommScope, Inc. (a)	8,100	398,601

CONSTRUCTION & ENGINEERING – 2.6%
Quanta Services, Inc. (a)	18,000	472,320

DIVERSIFIED MANUFACTURING – 0.5%
Griffon Corporation (a)	7,700	95,865

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.3%
Keithley Instruments, Inc.	24,500	237,160

ENERGY EQUIPMENT & SERVICES – 2.7%
Newpark Resources, Inc. (a)	93,100	507,395

FOOD & STAPLES RETAILING – 2.1%
Nash Finch Company	11,200	395,136

HEALTH CARE EQUIPMENT & SUPPLIES – 4.2%
Nighthawk Radiology Holdings, Inc. (a)	19,400	408,370
Span-America Medical Systems, Inc.	32,800	370,968
		779,338

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 95.2% – continued

HOUSEHOLD DURABLES – 4.6%	Shares	Value
Blount International, Inc. (a)	24,000	$295,440
The Dixie Group, Inc. (a)	40,000	330,400
Sealy Corporation	20,000	223,800
		849,640

INDUSTRIAL CONGLOMERATES – 5.6%
Teleflex Incorporated	16,500	1,039,665

MACHINERY – 6.0%
Columbus McKinnon Corporation (a)	8,500	277,270
Flanders Corporation (a)	148,800	836,256
		1,113,526

MEDIA – 1.7%
Live Nation, Inc. (a)	22,000	319,440

PAPER & FOREST PRODUCTS – 2.7%
Neenah Paper, Inc.	17,000	495,550

RESTAURANTS – 20.9%
Burger King Holdings Inc.	10,100	287,951
The Cheesecake Factory Incorporated (a)	44,700	1,059,837
CKE Restaurants, Inc.	26,500	349,800
Denny’s Corp. (a)	374,000	1,402,500
Luby’s, Inc. (a)	51,900	527,304
Nathan’s Famous, Inc. (a)	13,300	232,351
		3,859,743

ROAD & RAIL – 1.7%
Frozen Food Express Industries, Inc.	52,400	309,160

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 4.5%
Atmel Corporation (a)	100,000	432,000
Entegris Inc. (a)	45,200	390,076
		822,076

SOFTWARE – 1.9%
Packeteer, Inc. (a)	57,000	351,120

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 95.2% – continued

SPECIALTY RETAIL – 19.2%	Shares	Value
Collective Brands, Inc. (a)	17,000	$295,630
The Dress Barn, Inc. (a)	35,000	437,850
Foot Locker, Inc.	31,000	423,460
Office Depot, Inc. (a)	54,000	751,140
RadioShack Corporation	15,400	259,644
Ross Stores, Inc.	19,700	503,729
Stein Mart, Inc.	94,000	445,560
The Wet Seal, Inc. – Class A (a)	180,000	419,400
		3,536,413
TEXTILES, APPAREL & LUXURY GOODS – 2.2%
Carter’s, Inc. (a)	20,600	398,610

TOTAL COMMON STOCKS (Cost $19,436,797)		17,561,152

SHORT-TERM INVESTMENTS – 2.3%

MUTUAL FUND – 2.3%
First American Prime Obligations Fund – Class I	422,030	422,030

TOTAL SHORT-TERM INVESTMENTS (Cost $422,030)		422,030

TOTAL INVESTMENTS – 97.5%
(Cost $19,858,827)		17,983,182
OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		455,175
TOTAL NET ASSETS – 100.0%		$18,438,357

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of December 31, 2007 (Unaudited)

Assets:
Investments, at value (cost $19,858,827)	$17,983,182
Receivable for securities sold	1,493,962
Receivable for capital shares sold	21,275
Dividends and interest receivable	7,198
Other assets	19,708
Total Assets	19,525,325

Liabilities:
Payable for capital shares redeemed	1,015,030
Distribution expense payable	29,462
Payable to Investment Manager (See Note 5)	6,859
Accrued expenses and other liabilities	35,617
Total Liabilities	1,086,968
Net Assets	$18,438,357

Net Assets Consist of:
Capital stock	$20,537,510
Accumulated net realized loss on investments sold	(223,508)
Net unrealized depreciation on investments	(1,875,645)
Total Net Assets	$18,438,357

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$7,157,602
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	733,145
Net asset value and redemption price per share	$9.76
Maximum offering price per share	$10.33

CLASS C:
Net Assets	$11,280,755
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,161,127
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$9.72

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Operations

For the Six Months Ended
December 31, 2007
(Unaudited)
Investment Income:
Dividend income	$59,693
Interest income	25,162
Total investment income	84,855

Expenses:
Investment management fee (See Note 5)	91,032
Distribution expense – Class A (See Note 6)	11,171
Distribution expense – Class C (See Note 6)	46,346
Shareholder servicing and accounting costs	30,308
Federal and state registration	17,412
Professional fees	11,432
Administration fee	10,070
Custody fees	4,654
Reports to shareholders	800
Trustees’ fees and expenses	766
Other	198
Total expenses	224,189
Expense reimbursement by Adviser	(43,775)
Net Expenses	180,414
Net investment loss	(95,559)

Realized and Unrealized Loss on Investments:
Realized loss on investments	(223,503)
Change in unrealized appreciation/depreciation on investments	(3,169,208)
Net realized and unrealized loss on investments	(3,392,711)
Net Decrease in Net Assets Resulting from Operations	$(3,488,270)

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	Nov. 1, 2006(1)
	December 31, 2007	through
	(Unaudited)	June 30, 2007
Operations:
Net investment income (loss)	$(95,559)	$8,907
Net realized gain (loss) on investments	(223,503)	90,338
Change in unrealized appreciation/depreciation on investments	(3,169,208)	1,293,563
Net increase (decrease) in net assets resulting from operations	(3,488,270)	1,392,808

Distributions to Class A Shareholders:
from Ordinary Income	(11,459)	—
from Net Realized Gains	(39,712)	—
	(51,171)	—

Distributions to Class C Shareholders:
from Ordinary Income	(5,334)	—
from Net Realized Gains	(50,631)	—
	(55,965)	—

Net increase in net assets from
Fund share transactions (Note 7)	5,366,176	15,274,779

Total Increase in Net Assets	1,770,770	16,667,587

Net Assets:
Beginning of period	16,667,587	—
End of period (including undistributed
net investment income of $0 and $16,717)	$18,438,357	$16,667,587

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the		Nov. 1,
	Six Months		2006 (1)
	Ended		through
	Dec. 31,		June 30,
	2007		2007
	(Unaudited)

Net Asset Value – Beginning of Period	$11.94		$10.00

Investment Operations:
Net investment income (loss)(2)	(0.04)		0.03
Net realized and unrealized gain (loss) on investments	(2.08)		1.91
Total from investment operations	(2.12)		1.94

Distributions from:
Net investment income	(0.01)		—
Net realized gain on investments	(0.05)		—
Total distributions	(0.06)		—
Net Asset Value – End of Period	$9.76		$11.94

Total Return‡	(17.80	)%*	19.40	%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.08	%**	3.21	%**
After expense waiver and/or reimbursement	1.60	%**	1.60	%**
Ratio of net investment income (loss):
Before expense waiver and/or reimbursement	(1.15	)%**	(1.15	)%**
After expense waiver and/or reimbursement	(0.67	)%**	0.46	%**
Portfolio turnover rate (3)	45.65%		19.09%
Net assets at end of period (000 omitted)	$7,158		$8,647

‡	Total return does not reflect any sales charge for Class A shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the		Nov. 1,
	Six Months		2006 (1)
	Ended		through
	Dec. 31,		June 30,
	2007		2007
	(Unaudited)

Net Asset Value – Beginning of Period	$11.92		$10.00

Investment Operations:
Net investment loss(2)	(0.07)		(0.02)
Net realized and unrealized gain (loss) on investments	(2.08)		1.94
Total from investment operations	(2.15)		1.92

Distributions from:
Net investment income	(0.00	)(3)	—
Net realized gain on investments	(0.05)		—
Total distributions	(0.05)		—
Net Asset Value – End of Period	$9.72		$11.92

Total Return‡	(18.06	)%*	19.20	%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.83	%**	3.96	%**
After expense waiver and/or reimbursement	2.35	%**	2.35	%**
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(1.90	)%**	(1.90	)%**
After expense waiver and/or reimbursement	(1.42	)%**	(0.29	)%**
Portfolio turnover rate (4)	45.65%		19.09%
Net assets at end of period (000 omitted)	$11,281		$8,021

‡	Total return does not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Amount is less than 0.005 per share.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements (Unaudited)

1
Description of the Fund  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series of shares, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively the “Funds”).  The All Cap Value Fund is a diversified investment management company and the Strategic Fund is a non-diversified investment management company.  The primary investment objective of the Funds is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995 and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees.  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds may also use independent pricing services to assist in pricing portfolio securities.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with Generally Accepted Accounting Principles (“GAAP”), and expands disclosure about fair value measurements.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Management is currently evaluating the impact of adoption of SFAS No. 157 on its financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.

THE OLSTEIN FUNDS

To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

Generally, distributions are declared and paid at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.

Short Sales.  Short sales are transactions in which the All Cap Value Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the All Cap Value Fund must borrow the security to deliver to the buyer upon the short sale; the All Cap Value Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date.  The All Cap Value Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the All Cap Value Fund replaces the borrowed security.  The All Cap Value Fund will realize a gain if the security declines in value between those dates.  All short sales must be fully collateralized.  The All Cap Value Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or

THE OLSTEIN FUNDS

other liquid assets sufficient to collateralize the market value of its short positions.  The All Cap Value Fund limits the value of short positions to 25% of its total assets.  At December 31, 2007, the All Cap Value Fund had no short positions outstanding.  The Strategic Fund does not invest in short sales.

3	Purchases and Sales of Investment Securities During the six months ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$863,635,588	$988,998,737
Strategic Fund	12,917,785	7,709,455

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

4	Tax Information At June 30, 2007, the components of accumulated earnings on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Opportunities Fund
Cost of Investments	$1,484,853,788	$14,972,407
Gross unrealized appreciation	$349,110,263	$1,557,282
Gross unrealized depreciation	(23,453,441)	(263,719)
Net unrealized appreciation	$325,656,822	$1,293,563
Undistributed ordinary income	$40,925,656	$107,055
Undistributed long-term capital gain	150,013,507	—
Total distributable earnings	$190,939,163	$107,055
Other accumulated earnings	$—	$—
Total accumulated earnings	$516,595,985	$1,400,618

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The tax components of dividends paid by the Funds during the periods ended December 31, 2007 and June 30, 2007 were as follows:

	Six Months Ended	Year Ended
All Cap Value Fund	December 31, 2007	June 30, 2007*
Ordinary Income	$40,925,315	$8,045,626
Long-Term Capital Gains	$207,775,284	$117,186,443
Strategic Fund
Ordinary Income	$107,136	$—
Long-Term Capital Gains	$—	$—

*	The Strategic Fund commenced operations on November 1, 2006.

THE OLSTEIN FUNDS

The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2007.

Effective December 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes.”  FIN 48 establishes financial reporting rates regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager (the “Investment Manager”).  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objective, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% of each Fund’s average daily net assets.  For the six months ended December 31, 2007, the All Cap Value Fund incurred investment management fees of $8,334,453, with $1,262,795 payable to the Investment Manager as of December 31, 2007.  For the same period, the Strategic Fund incurred management fees of $91,032.  The $6,859 payable to the Investment Manager as of December 31, 2007 from the Strategic Fund represents management fees incurred and other expenses reimbursed by the Investment Manager, which the Investment Manager may be reimbursed for at a later date.  The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect.

THE OLSTEIN FUNDS

	Six Months Ended	Fiscal Period Ended
	December 31, 2007	June 30, 2007
Reimbursed/Absorbed Expenses Subject to Recovery by Adviser Until:	2011	2010
Strategic Fund	$43,775	$80,990

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein (the “Distributor”) has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount which the All Cap Value Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund’s average daily net assets of Class C and Adviser Class shares.  For the six months ended December 31, 2007, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $6,945,405 for Class C and $347,262 for Adviser Class Shares.  The total amount which the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares.  For the six months ended December 31, 2007, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $11,171 for Class A and $46,346 for Class C shares.

During the six months ended December 31, 2007, the All Cap Value Fund paid total brokerage commissions of $22,005 to affiliated broker-dealers in connection with purchases and sales of investment securities.  During the same period, the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At December 31, 2007, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

THE OLSTEIN FUNDS

All Cap Value Fund

	Six Months Ended		Year Ended
	December 31, 2007		June 30, 2007
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,607,972	$28,129,584	3,101,086	$55,000,097
Shares issued to shareholders in
reinvestment of distributions	13,622,618	201,478,528	5,685,746	98,704,549
Shares redeemed	(8,608,879)	(144,548,655)	(12,451,568)	(218,230,215)
Net increase (decrease)	6,621,711	$85,059,457	(3,664,736)	$(64,525,569)

Shares Outstanding:
Beginning of period	79,170,496		82,835,232
End of period	85,792,207		79,170,496

	Six Months Ended		Year Ended
	December 31, 2007		June 30, 2007
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	699,356	$13,070,486	1,584,308	$30,161,230
Shares issued to shareholders in
reinvestment of distributions	2,290,416	37,081,831	1,036,953	19,287,330
Shares redeemed	(2,482,676)	(45,459,042)	(3,872,254)	(72,266,834)
Net increase (decrease)	507,096	$4,693,275	(1,250,993)	$(22,818,274)

Shares Outstanding:
Beginning of period	14,883,356		16,134,349
End of period	15,390,452		14,883,356
Total Net Increase (Decrease)		$89,752,732		$(87,343,843)

Strategic Opportunities Fund
	Six Months Ended		Nov. 1, 2006 (1) through
	December 31, 2007		June 30, 2007
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	211,575	$2,342,361	724,353	$7,793,691
Shares issued to shareholders in
reinvestment of distributions	4,495	46,524	-	-
Shares redeemed	(207,092)	(2,063,991)	(186)	(2,234)
Net increase	8,978	$324,894	724,167	$7,791,457

Shares Outstanding:
Beginning of period	724,167		—
End of period	733,145		724,167

THE OLSTEIN FUNDS

	Six Months Ended		Nov. 1, 2006 (1) through
	December 31, 2007		June 30, 2007
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	601,324	$6,206,782	676,841	$7,529,182
Shares issued to shareholders in
reinvestment of distributions	5,135	52,888	—	—
Shares redeemed	(118,310)	(1,218,388)	(3,863)	(45,860)
Net increase	488,149	$5,041,282	672,978	$7,483,322

Shares Outstanding:
Beginning of period	672,978		—
End of period	1,161,127		672,978
Total Net Increase		$5,366,176		$15,274,779

(1)	Commencement of operations.

8
Other Affiliates*  Investments representing 5% or more of the outstanding voting securities of a company held in the All Cap Value Fund’s portfolio result in that company being considered an affiliated company of the Fund, as defined in the 1940 Act.  The aggregate market value of all securities of affiliated companies as of December 31, 2007 amounted to $52,812,260 representing 3.65% of net assets.  Transactions during the six months ended December 31, 2007 in which the issuer was an “affiliated person” were as follows:

	Cowen	Denny’s	Neenah
	Group, Inc.**	Corp.	Paper, Inc.	Total
June 30, 2007
Balance
Shares	1,022,400	7,130,500	—	8,152,900
Cost	$18,784,298	$34,600,038	—	$53,384,336
Gross Additions
Shares	—	641,600	64,750	706,350
Cost	—	$2,591,425	$1,862,883	$4,454,308
Gross Deductions
Shares	232,200	—	—	232,200
Cost	$4,506,510	—	—	$4,506,510
December 31, 2007
Balance
Shares	—	7,772,100	811,900	8,584,000
Cost	—	$37,191,463	$24,806,756	$61,998,219
Realized loss	$(1,525,877)	—	—	$(1,525,877)
Investment income	—	—	—	—

THE OLSTEIN FUNDS

*
As a result of the Fund’s beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer.  The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Adviser, Fund, Trust, or any other client of the Adviser.

**
Security that was considered affiliated due to the Fund’s beneficial ownership representing more than 5% of the outstanding securities during the six months ended December 31, 2007, but not at December 31, 2007.

Note:	Schedule may not roll forward, as the schedule only reflects activity during time the Fund was deemed an affiliate (held more than 5% of a stock’s outstanding securities).

9
Line of Credit  The All Cap Value Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the “Bank”) to be used for liquidity purposes.  The interest rate on any borrowings is the Bank’s announced prime rate.  During the six months ended December 31, 2007, the Fund did not draw upon the line of credit.

10
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

APPROVAL OF INVESTMENT ADVISORY CONTRACT
FOR THE OLSTEIN ALL CAP VALUE FUND

At a meeting held on September 5, 2007, the Board of Trustees of the Olstein Funds renewed, for an additional year, the investment management agreement under which Olstein Capital Management, L.P. (“Adviser”) manages the Olstein All Cap Value Fund (“All Cap Fund”).  The renewal was approved by the full Board, as well as by the Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of

THE OLSTEIN FUNDS

The Olstein Funds and who are not parties to the investment management agreement or interested persons of any such party (“independent Trustees”).  The independent Trustees conducted executive sessions prior to the September meeting at which they reviewed and discussed the materials provided by management and had discussed their responsibilities in connection with the proposed renewal of the investment management agreement for the All Cap Fund with their independent legal counsel.  The independent Trustees considered the following factors: (1) the nature and quality of the services provided by the Adviser; (2) a comparison of the All Cap Fund’s performance versus its benchmark indices and comparable funds; (3) periodic meetings with the Adviser’s portfolio managers to judge competence and determine their responsibilities; (4) the Adviser’s costs for providing the services and the profitability of the business to the Adviser; (5) economies of scale in relation to the fee schedule; and (6) an evaluation of soft dollar benefits and any other benefits to the Adviser or the Fund as a result of the relationship.

The independent Trustees recognized that the Olstein investment philosophy and its proprietary “private equity market valuation” techniques and proprietary assessment of “quality of earnings” were unique and would be difficult to replace.  The independent Trustees acknowledged that the Adviser devoted significant personnel time to manage the Fund because the Fund comprises substantially all of the Adviser’s assets under management and further acknowledged that the portfolio management team was personally committed to the Fund through their significant personal investment in the Fund.  The independent Trustees considered their continued confidence in the Adviser’s investment approach and its portfolio management team, analysts and traders.  Recognizing that the Fund management team would continue to evolve over time, the Board took into account the recent replacement of the All Cap Fund’s co-portfolio manager assisting Robert Olstein.  The independent Trustees considered the information about the Fund and the Adviser that it received throughout the year as well as the Adviser’s response to their 15(c) information requests.  In addition to the investment management services provided by the Adviser, the independent Trustees noted that, among other things, the Adviser interacted with legal counsel and the Trustees; prepared board materials and prospectuses; provided chief compliance officer support, overhead and other regulatory compliance assistance; conducted service provider oversight and due diligence, and assisted in distribution.  The independent Trustees placed high importance that management has high ethical standards and they were confident in the Adviser’s integrity.

THE OLSTEIN FUNDS

The independent Trustees reviewed the Lipper peer group performance comparison data provided in their Board materials which showed the All Cap Fund’s performance to be in the top quartile in the one year and ten year categories and bottom quartile in the three year and five year categories.  The independent Trustees also reviewed the Fund’s performance through the fiscal year ended June 30, 2007 compared to the S&P 500 Index and Russell 3000 Index.  The Fund’s one year, ten year and since inception performance had out performed the indices but its five year performance had underperformed both indices.  The independent Trustees concluded that they were satisfied with the Fund’s performance generally and that the Fund’s performance since inception had exceeded expectations.

The independent Trustees reviewed a Lipper comparison of Fund expenses and investment advisory fees which showed that the All Cap Fund’s total expense ratio was in the highest fee quartile of its Lipper category and the Fund’s advisory fee was also in the highest fee quartile.  The independent Trustees acknowledged that the expense ratios and advisory fees were high but noted that the Fund’s Adviser Class was closer to the average expense ratio due to its lower 12b-1 fee and was more comparative to other funds without class C shares.  It was noted that many of the comparative expense ratios from peer group funds were from larger fund complexes that were able to spread operating costs among a greater number of funds.  The Board also reviewed a chart, comparing management fee schedules for some of the Lipper peer funds to the All Cap Fund’s fee schedule, which reflected whether or not breakpoints were included in the fee schedules.

The independent Trustees considered the Adviser’s profitability and reviewed the Adviser’s net profits after taxes for the last three years, and the costs of attracting and retaining a professional staff in a very competitive environment as well as increased administrative and compliance obligations in an increasingly competitive marketplace for mutual funds.  It was noted that the Adviser makes significant payments out of its profits for shareholder servicing and other revenue sharing payments and that such payments were not contemplated when the advisory fee was set at the Fund’s launch.  The challenges of retaining and growing assets in the Fund were also discussed.  The independent Trustees also considered increased operating expenses, legal, compliance and regulatory costs of the Fund.  The independent Trustees also reviewed the Adviser’s audited financial statements and expressed confidence in the Adviser’s financial strength.

THE OLSTEIN FUNDS

The independent Trustees concluded that the unique services, integrity of the Adviser and excellent long term performance warranted a premium fee, and as a result, the independent Trustees considered the fees and expenses to be reasonable.  The Board discussed possibly implementing fee breakpoints now for future asset levels for the All Cap Fund, but agreed to evaluate potential breakpoint fee levels independently each year given the other unknown factors affecting the Adviser’s profitability such as higher revenue sharing, rent and the cost of adding more employees.

The independent Trustees also considered the fall out or ancillary benefits to the Adviser including the Adviser’s receipt of compensation in connection with its distribution and sales efforts; receipt of economic and fundamental research reports through soft dollar arrangements; receipt of proprietary research products and reports from broker-dealers as a benefit to best execution trading relationships with broker-dealers; receipt of compensation in connection with brokerage transactions executed by the Adviser’s affiliated broker-dealer which were made in compliance with Rule 17e-1 under the Investment Company Act of 1940; and participation with the Trust in a joint errors and omissions/directors and officers liability insurance.

After full consideration of the foregoing factors, the independent Trustees concluded that the management fees paid by the All Cap Fund were fair and reasonable in light of the nature and the quality of the services provided by the Adviser, its costs and the Fund’s current and reasonably anticipated asset levels and that renewal of the Fund’s investment management agreement was in the best interests of the Fund and its shareholders.

THE OLSTEIN FUNDS

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The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee,WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Independent Registered Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.   Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title) /s/ Robert A. Olstein
                                            Robert A. Olstein, President

Date   2/27/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Robert A. Olstein
                                            Robert A. Olstein, President

Date 2/27/08

By (Signature and Title) /s/ Michael Luper
                                            Michael Luper, Treasurer

Date 2/27/08